Exhibit 16

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Robert D. Neary, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person.




DATED:  August 26, 2009



/s/ Robert D. Neary
-------------------
Robert D. Neary

                                 ALLEGIANT FUNDS


                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person.




DATED:  August 26, 2009



/s/ Dorothy A. Berry
--------------------
Dorothy A. Berry

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Kelley J. Brennan, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person.



DATED:  August 26, 2009



/s/ Kelley J. Brennan
---------------------
Kelley J. Brennan

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, John F. Durkott, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person.




DATED:   August 26, 2009



/s/ John F. Durkott
-------------------
John F. Durkott

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Richard W. Furst, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person.




DATED:  August 26, 2009



/s/ Richard W. Furst
--------------------
Richard W. Furst

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Gerald L. Gherlein, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person.




DATED:  August 26, 2009



/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person.



DATED:   August 26, 2009



/s/ Dale C. LaPorte
-------------------
Dale C. LaPorte

                                 ALLEGIANT FUNDS

                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Kathleen Cupper Obert, hereby constitutes and appoints Kathleen T. Barr and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds, the Registration Statement on Form N-14 and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person.




DATED:   August 26, 2009



/s/ Kathleen Cupper Obert
-------------------------
Kathleen Cupper Obert